Restricted Net Assets	12 Months Ended
Feb. 28, 2021
Restricted Net Assets [Abstract]
Restricted Net Assets
18.	RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries, affiliates and VIE. As of February 28, 2019, February 29, 2020 and February 28, 2021, the total of restricted net assets were RMB81,539, RMB92,363 and RMB101,402 (US$15,665), respectively.